Prospectus Supplement	dated April 16, 2007 to:

PUTNAM VT DIVERSIFIED INCOME FUND Prospectuses dated April 30, 2006

The section “Who manages the fund?” is supplemented to reflect that the members of the Core Fixed-Income and Core Fixed-Income High Yield Teams are primarily responsible for the day-to-day management of the fund’s portfolio are now William Kohli (Portfolio Leader), Rob Bloemker (Portfolio Member), Jeffrey Kaufman (Portfolio Member), Kevin Murphy (Portfolio Member), and Paul Scanlon (Portfolio Member).

Mr. Murphy joined the fund in 2007. Since 1999, he has been employed by Putnam Management, currently as Team Leader, High Grade Credit, and previously as Investment Strategist. He owned no fund shares as of February 28, 2007.

HV-5936

243838 4/07